UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  06/03/2008

                            NEXAM ACQUISITION CORP.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                      COMMISSION FILE NUMBER:  000-53120

                          DELAWARE
              (STATE OR OTHER JURISDICTION OF        (IRS EMPLOYER
                       INCORPORATION)              IDENTIFICATION NO.)

              P.O. BOX 91983, WEST VANCOUVER, BC, V7V4S4, CANADA
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 604-925-7659
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

[  ]   WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17
CFR 230.425)

[  ]   SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT (17
CFR 240.14A-12)

[  ]   PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B) UNDER THE
EXCHANGE ACT (17 CFR 240.14D-2(B))

[  ]   PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE
EXCHANGE ACT (17 CFR 240.13E-4(C))


                   Information to be included in the report

ITEM 3.02.   UNREGISTERED SALES OF EQUITY SECURITIES

    On June 3, 2008, we issued a total of 80,000,000 shares of our Common Stock ($.0001 par value per share) to the following consultants for services rendered to date:

    - Cayse C. Wilson received 2,500,000 shares for services, valued at $1,250 ($.0005 per share).

    - Joan C. Markham received 2,500,000 shares for services, valued at $1,250 ($.0005 per share).

    - Elizabeth Russell received 250,000 shares for services, valued at $125 ($.0005 per share).

    - Kingston Deats received 250,000 shares for services, valued at $125 ($.0005 per share).

    - Arlene Piwenitzky received 250,000 shares for services, valued at $125 ($.0005 per share).

    - Hans Piwenitzky received 250,000 shares for services, valued at $125 ($.0005 per share).

    - Walfred Erickson received 500,000 shares for services, valued at $250 ($.0005 per share).

    -  Stiftung  f{U"}R   Katholische   Familien   und  Seniorenhilfe  received
       40,000,000 shares for services, valued at $20,000 ($.0005 per share).

    - Performance Securities Limited received 4,318,000 shares for services, valued at $2,159 ($.0005 per share).

    - Irene A. Nelson received 10,000,000 shares for services, valued at $12,000 ($.0012 per share).

    - Richard de Klerk received 5,000,000 shares for services, valued at $6,000 ($.0012 per share).

    - Melanie de Klerk received 5,000,000 shares for services, valued at $6,000 ($.0012 per share).

    - Performance Securities S.A. received 9,182,000 shares for services, valued at $11,018 ($.0012 per share).


    The foregoing issuances were undertaken under Rule 506 of Regulation D and/or Section 4(2) under the Securities Act of 1933. No commissions were paid in connection with the issuances. The transaction did not involve a public offering and the investor represented that he or she was an "accredited" investor as defined in Rule 502 of Regulation D.



                                 SIGNATURE(S)

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Nexam Acquisition Corp.


Dated: June 3, 2008              By:     /s/ G.J. de Klerk
                                         ------------------------------------
                                         G.J. de Klerk
                                         Chief Executive Officer and
                                         Principal Financial Officer